                              AMENDMENT NO. 1 TO
                                    FORM 8-A

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR (g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                            Blue Rhino Corporation
          -----------------------------------------------------------
            (Exact Name of registrant as specified in its charter)



              Delaware                                   56-1870472
----------------------------------------    ------------------------------------
(State of incorporation or organization)    (I.R.S. Employer Identification No.)

       104 Cambridge Plaza Drive, Winston-Salem, North Carolina, 27104
--------------------------------------------------------------------------------
               (Address of principal executive offices)        (Zip Code)

     Securities to be registered pursuant to Section 12(b) of the Act:

Title of each class                              Name of each exchange on which
to be so registered                              each class is to be registered

        None                                                  None
--------------------                             ------------------------------


     If this Form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [_]

     If this Form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [X]

Securities Act registration file number to which this form relates: 333-47669
                                                                    ---------

Securities to be Registered pursuant to Section 12(g) of the Exchange Act:


                                 Common Stock
                        -------------------------------
                        Title of Class to be Registered
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                 INFORMATION REQUIRED IN REGISTRATION STATEMENT


Item 1. Description of Registrant's Securities to be Registered

     Incorporated herein by reference to information relating to the Common Stock contained in the section entitled "Description of Capital Stock" of the Preliminary Prospectus included as part of Amendment No. 2 to Registration Statement on Form S-1 of the Registrant, Registration No. 333-47669 dated May 13, 1998.

Item 2. Exhibits


Exhibit No.   Description                      Page
-----------   -----------                      ----
1             Form of Second Amended           Incorporated by reference to
              and Restated Certificate         Exhibit 3.1 to Registrant's
              of Incorporation of the          Registration Statement on form S-1
              Registrant.                      (file No. 333-47669) filed March 10, 1998.

2             Amended and Restated             Incorporated by reference to
              By-laws of the Registrant.       Exhibit 3.2 to Registrant's
                                               Registration Statement on form S-1
                                               (file No. 333-47669) filed March 10, 1998.

3             Form of Certificate of           Incorporated by reference to
              Common Stock of the Registrant.  Exhibit 4.1 to Amendment No. 2 to Registrant's
                                               Registration Statement on form S-1
                                               (file No. 333-47669) filed May 13, 1998.

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                                   SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities and Exchange Act of 1934, the registrant has duly caused this Amendment No. 1 to registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


                              BLUE RHINO CORPORATION


DATED: May 18, 1998           By:  /S/ Billy D. Prim
                                  --------------------------------------------
                                  Billy D. Prim
                                  President and Chairman of the Board